UNITED STATES

 SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT:

June 24, 2003

BAIRNCO CORPORATION

(Exact name of registrant as specified in its charter)

Delaware

1-8120

 13-3057520

(State or other jurisdiction of        (Commission

(IRS Employer

incorporation or organization)        File Number)

Identification No.)

300 Primera Boulevard, Suite 432, Lake Mary,   FL  32746

(Address of principal executive offices)       (Zip Code)

(407) 875-2222

(Registrant’s telephone number, including area code)

Not Applicable

(Former name, former address and former fiscal year, if changed since last report)

#

ITEM 7.

FINANCIAL STATEMENTS AND EXHIBITS

(c)

Exhibits

The following exhibit is incorporated by reference herein:

99.1   Press Release, dated July 23, 2003, issued by Bairnco Corporation

ITEM 9.

REGULATION FD DISCLOSURE

The following information is furnished pursuant to Item 12 of Form 8-K “Results of Operations and Financial Condition” in accordance with the interim guidance provided by the U.S. Securities and Exchange Commission in Release Nos. 33-8216 and 34-47583.

Bairnco Corporation (the “Corporation”) is filing herewith a press release issued on Wednesday, July 23, 2003, as Exhibit 99.1 which is incorporated by reference herein.  This press release was issued to announce the Corporation’s second quarter 2003 operating results.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BAIRNCO CORPORATION

By:

/s/ Lawrence C. Maingot

Lawrence C. Maingot

Controller

Date:

July 24, 2003

#

EXHIBIT INDEX

Exhibit

Description

99.1

Press Release

#